EXHIBIT 21†

SMURFIT WESTRCOK PLC
SIGNIFICANT SUBSIDIARIES OF SMURFIT WESTROCK PLC
as of December 31, 2025

Company name	Country of incorporation
Santa Rita Metalurgica S.A.	Argentina
La Mirandola	Argentina
Argencraft S.A	Argentina
WestRock Argentina S.A.	Argentina
Smurfit Kappa de Argentina S.A.	Argentina
WestRock Oceania Pty Limited	Australia
WestRock Oceania Services Pty Limited	Australia
WestRock Packaging Solutions Pty Limited	Australia
WestRock Packaging Solutions Pty Limited (New Zealand branch)	Australia
Smurfit Westrock Nettingsdorf Management AG	Austria
Smurfit Westrock Nettingsdorf AG & Co KG	Austria
Nettingsdorfer Service Center Management GmbH	Austria
Nettingsdorfer Service Center GmbH & Co KG	Austria
Smurfit Westrock Packaging Austria GmbH	Austria
Smurfit Westrock Wellkart GmbH	Austria
Smurfit Westrock Vienna GmbH	Austria
Smurfit Westrock Olen N.V.	Belgium
Smurfit Westrock Cartomills S.A.	Belgium
Smurfit Westrock Drogenbos N.V.	Belgium
Smurfit Westrock Recycling N.V.	Belgium
Smurfit Westrock Turnhout N.V.	Belgium
Smurfit Westrock Van Mierlo N.V.	Belgium
KapStone Europe B.V	Belgium
Chesapeake Brussels NV	Belgium
Multi Packaging Solutions Bornem NV	Belgium
Multi Packaging Solutions Gent NV	Belgium
Belguard Insurance Limited	Bermuda
Papelera Industrial Limited	Bermuda
S.I. Holdings Limited	Bermuda
Trinmills Limited	Bermuda
Fibras Limited	Bermuda
Cariven Investments Limited	Bermuda
Multi Packaging Solutions International Limited	Bermuda
WestRock, Celulose, Papel e Embalagens Ltda.	Brazil
Smurfit Kappa do Brasil Indústria de Embalagens S.A.	Brazil
Modern China Limited	British Virgin Islands
Stone Truepenny International, Inc.	British Virgin Islands
Smurfit Westrock Bulgaria EOOD	Bulgaria
Smurfit Kappa Bag-in-Box Canada Limited	Canada

3341141 Nova Scotia Company	Canada
Smurfit Canada Holdings Limited	Canada
WestRock Chile Limitada	Chile
Smurfit Kappa de Chile S.A.	Chile
Dongguan Hang Wah Printing Company Ltd.	China
Chesapeake Plastics Packaging (Kunshan) Co Ltd	China
Guangzhou Multi Packaging Solutions Limited	China
Kunshan Multi Packaging Solutions Limited	China
WestRock (China) Holding Co., Ltd.	China
WestRock Packaging (Shanghai) Co., Ltd.	China
Smurfit Westrock Central Cluster S.A.S.	Colombia
Compania Colombiana de Empaques Bates S.A.S	Colombia
Compania Colombiana Recicladora S.A.S	Colombia
Corrumed SAS	Colombia
Bosques Nacionales S.A.S	Colombia
Occidental de Empaques S.A.	Colombia
Packing S.A.S	Colombia
Reforestadora Andina S.A.	Colombia
Westrock Packaging Systems Colombia SAS	Colombia
Papeles y Cartones S.A.	Colombia
Carton de Colombia S.A.	Colombia
Smurfit Kappa Empaques de Costa Rica S.A.	Costa Rica
Packaging Finance N.V.	Curacao
Smurfit Westrock Czech s.r.o.	Czech Republic
Smurfit Westrock Olomouc s.r.o.	Czech Republic
Smurfit Westrock Svitavy s.r.o	Czech Republic
Kappa Packaging Danmark Holding Aps	Denmark
Smurfit Westrock Danmark A/S	Denmark
Smurfit Westrock República Dominicana	Dominican Republic
Smurfit Westrock Ecuador S.A.	Ecuador
Cajas Plegazidas S.A. de C.V.	El Salvador
Smurfit Westrock El Salvador S.A. de C.V.	El Salvador
Ecofibras S.A. de C.V.	El Salvador
Grupo Empresarial Cybsa S.A. de C.V.	El Salvador
Smurfit Westrock Agripack SARL	France
Smurfit Westrock Alma SAS	France
Smurfit Westrock Atlantique Emballages SARL	France
Smurfit Westrock Bizet SAS	France
Smurfit Westrock Comptoirs du Pin SAS	France
Smurfit Westrock Holding France S.A.	France
Smurfit Westrock Holding Socar S.A.	France
Smurfit Westrock International France SAS	France
Smurfit Westrock Investments France SAS	France
Smurfit Westrock Paper Holding France SAS	France
Smurfit Westrock Cellulose du Pin SAS	France

Smurfit Westrock Europe SAS	France
Smurfit Westrock Hexacomb Amboise SAS	France
Smurfit Westrock Papier Recycle France SAS	France
Smurfit Westrock Product Safety	France
Smurfit Westrock Bag-in-Box SAS	France
Smurfit Westrock Distribution Services France	France
SCI Les Echets	France
Smurfit Westrock Alsace Franche Comté SAS	France
Smurfit Westrock Villandraut SAS	France
Smurfit Westrock CNC Reims SAS	France
Smurfit Westrock Cognac SAS	France
Smurfit Westrock Display France SAS	France
Smurfit Westrock Distribution SAS	France
Smurfit Westrock Dore Emballage SAS	France
Smurfit Westrock Lorraine SAS	France
Smurfit Westrock Maine Emballages SAS	France
Smurfit Westrock Papcart SAS	France
Smurfit Westrock Parnalland SAS	France
Smurfit Westrock PLV Lyon SAS	France
Smurfit Westrock Poitou Cartons SAS	France
Smurfit Westrock Provence Mediterranee SAS	France
Smurfit Westrock Somica SAS	France
SCI Des Landes	France
Smurfit Westrock Nord Emballages SAS	France
Multi Packaging Solutions Sales S.a.r.l.	France
Multi Packaging Solutions France SA	France
Multi Packaging Solutions SAS	France
WestRock Holdings S.a.r.l.	France
Smurfit Westrock Machinery S.A.S.	France
Smurfit Westrock France SAS	France
Smurfit Westrock Pkg Sys S.a.r.l.	France
Smurfit Westrock Participations SAS	France
Smurfit Westrock Nordwell GmbH	Germany
Smurfit Westrock Liquiwell GmbH	Germany
AEL Abfall-und Entsorgungslogistik GmbH	Germany
Recycling Dual GmbH	Germany
Smurfit Westrock Wrexen Beteiligungs GmbH	Germany
Smurfit Westrock GmbH	Germany
Smurfit Westrock Grundbesitz II GmbH	Germany
Smurfit Westrock Grundbesitz III GmbH	Germany
Smurfit Westrock Hoya Paper & Board GmbH	Germany
Smurfit Westrock Paper & Board Logistics GmbH	Germany
Smurfit Westrock Verwaltungs GmbH	Germany
Smurfit Westrock Recovered Fiber Germany GmbH	Germany
Smurfit Westrock Service GmbH	Germany

Smurfit Westrock Grundbesitz I GmbH	Germany
Smurfit Westrock Wellpappe Nord GmbH	Germany
WWG Weser-Wertstoff-Gesellschaft mbH	Germany
Smurfit Westrock Herzberg Solid Board GmbH	Germany
Smurfit Westrock Herzberger Grundstücks GmbH	Germany
Smurfit Westrock Herzberger Wellpappe GmbH	Germany
Smurfit Westrock Akademie GmbH	Germany
Smurfit Westrock Neuss GmbH	Germany
Smurfit Westrock Paper Sales Germany GmbH	Germany
Smurfit Westrock RapidCorr GmbH	Germany
Smurfit Westrock Wellpappenwerk Lübeck GmbH	Germany
Smurfit Westrock Zedek Display & Verpackungen GmbH	Germany
Smurfit Westrock Zülpich Paper GmbH	Germany
Smurfit Westrock Zülpich Papermachine GmbH	Germany
Smurfit Westrock Wrexen Paper & Board GmbH	Germany
Smurfit Westrock Schneverdingen Beteiligungs GmbH & Co. KG	Germany
Smurfit Westrock Wellpappenwerk Schneverdingen GmbH	Germany
CD General Partnership GmbH	Germany
CD HoldCo GmbH & Co KG	Germany
Multi Packaging Solutions GmbH	Germany
Multi Packaging Solutions Holdings 1 GmbH	Germany
Multi Packaging Solutions Holdings 2 GmbH	Germany
Smurfit Westrock Melle GmbH	Germany
Multi Packaging Solutions Services GmbH	Germany
Druckerei Schluter VRG GmbH	Germany
Schluter Pharma Logistics GmbH & Co. KG	Germany
Schluter Print Pharma Packaging GmbH	Germany
WestRock Real Estate Holdings GmbH & Co. KG	Germany
Smurfit Westrock Deutschland GmbH	Germany
Smurfit Westrock Trier GmbH	Germany
Smurfit Westrock Beteiligungs GmbH	Germany
S.G.H. Limited	Gibraltar
Smurfit Kappa Hellas Sing.Mem. S.A.	Greece
Smurfit Westrock Guatemala S.A.	Guatemala
Inversiones Smurfit Westrock Honduras S.A.	Honduras
WestRock Hong Kong Limited	Hong Kong
Hang Yick Paper Products Company Limited	Hong Kong
Multi Packaging Solutions Hong Kong Limited	Hong Kong
WestRock MWV Hong Kong Limited	Hong Kong
MPS Peremarton Kft	Hungary
WestRock Packaging Systems India Private Limited	India
WestRock India Private Limited	India
Smurfit Kappa Acquisitions unlimited company	Ireland
Smurfit Kappa Investments Limited	Ireland
Smurfit Kappa Group Limited	Ireland

Smurfit Westrock Financing DAC	Ireland
Smurfit Westrock Funding DAC	Ireland
Damous Limited	Ireland
Lithographic Web Press Limited	Ireland
Security Card Concepts Limited	Ireland
DLRS (Holdings) Limited	Ireland
Smurfit Westrock Security Concepts Limited	Ireland
Smurfit Kappa Services Limited	Ireland
Smurfit Securities Limited	Ireland
Multi Packaging Solutions Limerick Limited	Ireland
Multi Packaging Solutions Westport Limited	Ireland
Smurfit Kappa Treasury unlimited company	Ireland
Smurfit Kappa Leasing unlimited company	Ireland
Smurfit Kappa Treasury Funding DAC	Ireland
Margrave Investments Limited	Ireland
Smurfit Kappa International Receivables DAC	Ireland
Claystoke DAC	Ireland
iVenus Limited	Ireland
Smurfit Kappa Irish Paper Sacks Limited	Ireland
Brenchley Limited	Ireland
WestRock Healthcare Packaging Ireland Limited	Ireland
Smurfit Kappa Packaging Limited	Ireland
Gorda Limited	Ireland
Smurfit Kappa Ireland Limited	Ireland
Jefferson Smurfit & Sons Limited	Ireland
Iona Print Limited	Ireland
Smurfit International DAC	Ireland
Belgray Holdings unlimited company	Ireland
Multi Packaging Solutions Dublin Limited	Ireland
Smurfit Westrock Recovered Fiber Italy S.r.l.	Italy
Vitop Moulding S.r.I.	Italy
Smurfit Westrock Cartiera di Verzuolo S.r.l.	Italy
Bag-in-Box Italia S.r.I.	Italy
WestRock Packaging Systems Italy S.r.l.	Italy
Smurfit Westrock Italia S.p.A.	Italy
Aviocart S.r.l.	Italy
WestRock Holdings Y.K.	Japan
WestRock G.K.	Japan
WestRock Asia K.K.	Japan
Richview Properties Limited	Jersey
WestRock Paperboard Korea Limited	Korea, Republic Of
WestRock Packaging Solutions Korea, Inc.	Korea, Republic Of
Smurfit Westrock Baltic SIA	Latvia
UAB Smurfit Westrock Baltic	Lithuania
Boise European Holdings 1 Sarl	Luxembourg

Smurfit International Luxembourg Sarl	Luxembourg
Smurfit Luxembourg Partner Sarl	Luxembourg
WRK International Holdings S.a.r.l.	Luxembourg
Smurfit WestRock Luxembourg S.a.r.l.	Luxembourg
WRK Luxembourg S.a.r.l.	Luxembourg
WRK Luxembourg S.a.r.l., Luxembourg, Meyrin Branch	Luxembourg
Boise European Holdings 2 Sarl	Luxembourg
Smurfit WestRock Packaging Solutions (M) SDN BHD	Malaysia
Corrugados de Baja California S de RL de CV	Mexico
Smurfit Carton y Papel de Mexico S.A. de C.V.	Mexico
Tenedora Smurfit S.A. de C.V.	Mexico
Empresas Bengon, S.A. de C.V.	Mexico
MeadWestvaco Servicios S.A. de C.V.	Mexico
Comercializadora Victory S. de R.L. de C.V.	Mexico
Victory Packaging de Mexico S. de R.L. de C.V.	Mexico
Aluprint Plegadizos, S. de R.L. de C.V.	Mexico
Celulosas Mairo, S. de R.L. de C.V.	Mexico
Cuautipack, S. de R.L. de C.V.	Mexico
Empaques Modernos de Guadalajara, S. de R.L. de C.V.	Mexico
Empaques Modernos Nava, S. de R.L. de C.V.	Mexico
Empaques Modernos Peosa, S. de R.L. de C.V.	Mexico
Empaques Modernos Querétaro, S. de R.L. de C.V.	Mexico
Empaques Modernos San Pablo, S. de R.L. de C.V.	Mexico
Empaques Modernos Sonora, S. de R.L. de C.V.	Mexico
Empaques Plegadizos Modernos, S. de R.L. de C.V.	Mexico
Gestión y Administración Corporativa, S. de R.L. de C.V.	Mexico
Gondi S. de R.L. de C.V.	Mexico
Grupo Gondi, S. de R.L. de C.V.	Mexico
Papel y Empaques Gondi Monterrey, S. de R.L. de C.V.	Mexico
Papel, Cartón y Derivados, S. de R.L. de C.V.	Mexico
Papelera Industrial Potosina, S. de R.L. de C.V.	Mexico
Rocktenn-Mexico, S. de R.L. de C.V.14	Mexico
Seguridad Privada Gondi, S. de R.L. de C.V.	Mexico
AGI Shorewood Mexico S. de R.L. de C.V.	Mexico
Super Eagle Acquisition Mexico, S. de R.L. de C.V.	Mexico
Smurfit Management Services S.A.M.	Monaco
Smurfit Westrock Maroc Sarl	Morocco
Smurfit Holdings B.V.	Netherlands
Smurfit International B.V.	Netherlands
Smurfit Westrock Recycling B.V.	Netherlands
Smurfit Westrock Europe B.V.	Netherlands
Packaging Investments Holdings (PIH) B.V.	Netherlands
Packaging Investments Netherlands (PIN) B.V.	Netherlands
Smurfit Investments B.V.	Netherlands
Smurfit Westrock Corrugated Benelux B.V.	Netherlands

Smurfit Westrock Development Centre B.V.	Netherlands
Smurfit Westrock ELCORR B.V.	Netherlands
Smurfit Westrock Global IS B.V.	Netherlands
Smurfit Westrock MNL B.V.	Netherlands
Smurfit Westrock Paper Services B.V.	Netherlands
Smurfit Westrock RapidCorr B.V.	Netherlands
Smurfit Westrock Orko-Pak B.V.	Netherlands
Smurfit Westrock Roermond Paper B.V.	Netherlands
Smurfit Westrock Trobox B.V.	Netherlands
Smurfit Westrock TWINCORR B.V.	Netherlands
Smurfit Westrock Van Dam B.V.	Netherlands
Smurfit Westrock Vandra B.V.	Netherlands
Smurfit Westrock Zedek B.V.	Netherlands
Reparco Nederland B.V.	Netherlands
Smurfit Westrock Parenco B.V	Netherlands
Tellus Renkum B.V.	Netherlands
Adavale (Netherlands) B.V.	Netherlands
Smurfit Westrock Hexacomb B.V.	Netherlands
Shorewood Holdings B.V.	Netherlands
Shorewood Intellectual Property Holdings B.V.	Netherlands
Smurfit Westrock Paperboard EMEA B.V.	Netherlands
WestRock Holdings B.V.	Netherlands
Smurfit Westrock Breda B.V.	Netherlands
Multi Packaging Solutions OSS B.V.	Netherlands
Multi Packaging Solutions Netherlands B.V.	Netherlands
Smurfit Westrock Nederland B.V.	Netherlands
Ecofibras S.A.	Nicaragua
Smurfit Westrock Norge AS	Norway
MWV Canada Operations Co.	NS, Canada
Shorewood Packaging Corp. of Canada ULC/Les Emballages Shorewood Canada ULC	NS, Canada
Smurfit-Stone Container Canada, Inc.	NS, Canada
WestRock Company of Canada Corp./Compagnie WestRock du Canada Corp.	NS, Canada
Kleyran Overseas S.A	Panama
Egmont International Corporation	Panama
Imaney Holding Corporation	Panama
Smurfit Westrock Peru S.A.C	Peru
Smurfit Westrock Polska Sp. z.o.o.	Poland
Smurfit WestRock Services Sp. z.o.o.	Poland
Multi Packaging Solutions Bialystok Holdings Sp. z.o.o.	Poland
Multi Packaging Solutions Bialystok Sp. z.o.o.	Poland
Multi Packaging Solutions Tczew Sp. z.o.o.	Poland
MWV Poland Sp. z.o.o.	Poland
Smurfit Westrock Portugal S.A	Portugal
Smurfit Kappa Puerto Rico Inc	Puerto Rico

WestRock - Puerto Rico, Inc.	Puerto Rico
Cascapedia Booming Co. Ltd.	QC, Canada
Smurfit Westrock Avala Ada d.o.o Beograd	Serbia
Smurfit Westrock d.o.o. Beograd	Serbia
Smurfit WestRock Singapore Pte Ltd	Singapore
Smurfit Westrock Slovakia a.s.	Slovakia
Smurfit Westrock South Africa (Pty) Ltd	South Africa
Central Forestal S.A.	Spain
Kappa Carton Sevilla S.A.	Spain
Plasticos Vicent, S.L.	Spain
Smurfit Westrock Almería S.A.	Spain
Smurfit Westrock Córdoba S.L.	Spain
Smurfit Westrock Hexacomb, S.L.	Spain
Smurfit Kappa Packaging SL	Spain
Smurfit Westrock Totana S.L.	Spain
Smurfit Westrock Alcolea S.L	Spain
Smurfit Westrock Bilbao, S. L	Spain
Smurfit Kappa Centroamericana S.L.U	Spain
Smurfit Westrock Nervion S.A.	Spain
Smurfit Westrock Espana S.A.	Spain
Smurfit Westrock Huelva S.A.	Spain
Smurfit Westrock Navarra S.A.	Spain
Smurfit Westrock Iberoamericana, S.A.	Spain
Smurfit Westrock Pitea AB	Sweden
Smurfit Westrock Sverige Holding AB	Sweden
Smurfit Westrock Sverige AB	Sweden
Smurfit Westrock Packaging Sweden AB	Sweden
Smurfit Westrock Swisswell AG	Switzerland
MPS - Belgium (Branch of MPS Schweiz GmbH)	Switzerland
MWV International Sarl	Switzerland
MPS Schweiz GmbH	Switzerland
WestRock Taiwan, Ltd.	Taiwan
WestRock (Thailand) Limited	Thailand
Smurfit Trinidad Limited	Trinidad
Kappa Packaging UK Pension Schemes Limited	United Kingdom
Smurfit Westrock UK Limited	United Kingdom
Miramar Investments Holdings Limited	United Kingdom
Miramar Investments Limited	United Kingdom
Saxon Packaging Limited	United Kingdom
Atlas Packaging Limited	United Kingdom
West Country Packaging Limited	United Kingdom
Spirit Packaging Limited	United Kingdom
The Mead Retirement Plan Trustee Company Limited	United Kingdom
Field Boxmore II Limited	United Kingdom
GCM Print & Packaging Service Limited	United Kingdom

Multi Packaging Solutions Acquisitions 1 Limited	United Kingdom
Multi Packaging Solutions Global Holdings Limited	United Kingdom
Multi Packaging Solutions Leasing Limited	United Kingdom
Multi Packaging Solutions NI Limited	United Kingdom
Smurfit Westrock Packaging Machinery Limited	United Kingdom
AJS Group Limited	United Kingdom
BP Media Limited	United Kingdom
Field Boxmore Bourne (Holdings) Limited	United Kingdom
Field Boxmore Bristol (Holdings) Limited	United Kingdom
Field Boxmore GB Limited	United Kingdom
Field First Limited	United Kingdom
Field Group and Chesapeake Pension Trustee Limited	United Kingdom
First Carton Group Ltd	United Kingdom
First Carton Thyne Ltd	United Kingdom
Label Research Limited	United Kingdom
Lithoprint Holdings Limited	United Kingdom
Multi Packaging Solutions Arbroath Limited	United Kingdom
Multi Packaging Solutions Belfast Limited	United Kingdom
Multi Packaging Solutions Bristol Limited	United Kingdom
Multi Packaging Solutions Featherstone Limited	United Kingdom
Multi Packaging Solutions Hillington Limited	United Kingdom
Multi Packaging Solutions Littlehampton Limited	United Kingdom
Presentation Products Group Limited	United Kingdom
Presentation Products Holdings Limited	United Kingdom
Presentation Products Scotland Limited	United Kingdom
William W. Cleland Holdings Limited	United Kingdom
Multi Packaging Solutions Acquisitions 2 Limited	United Kingdom
Multi Packaging Solutions Asia Holdings Limited	United Kingdom
Smurfit Westrock Bristol Ltd	United Kingdom
WRK Merger Holding Sub Limited	United Kingdom
Smurfit Westrock Consumer Packaging Limited	United Kingdom
Multi Packaging Solutions UK Limited	United Kingdom
Multi Packaging Solutions GB Limited	United Kingdom
Smurfit Corrugated Holdings	United Kingdom
Smurfit Westrock Packaging UK Limited	United Kingdom
Smurfit Kappa Investments UK Limited	United Kingdom
Smurfit WestRock US Holdings Corporation	United States
SPC/Matawan LLC	United States
Empire Container Corporation	United States
OCC Group, LLC	United States
Smurfit Kappa North America LLC	United States
Smurfit Kappa Packaging, LLC	United States
Smurfit Kappa Packaging, LLC – Foreign Subs	United States
SPC/Pomona, LLC	United States
Central Florida Box, LLC	United States

ConPack Investments, LLC	United States
Orange Boxer Operations, LLC	United States
WestRock Charleston Kraft, LLC	United States
WestRock Container, LLC	United States
Smurfit Westrock Employee Relief Fund	United States
WestRock Financial, Inc.	United States
Smurfit Westrock US Foundation	United States
WestRock Fulfillment Company	United States
WestRock Kraft Paper, LLC	United States
WestRock Longview, LLC	United States
WestRock Paper and Packaging, LLC	United States
WestRock Services, LLC	United States
WestRock Shared Services, LLC	United States
WestRock USC, Inc.	United States
Westrock, LLC	United States
Schiffenhaus California LLC	United States
Stone Global, LLC	United States
Wakecon Associates	United States
WestRock Box on Demand, LLC	United States
WestRock Minnesota Corporation	United States
WestRock Northwest, LLC	United States
WestRock Southeast, LLC	United States
WestRock SP Company	United States
WestRock SPFT, LLC	United States
Graphcorr, LLC	United States
Rock-Tenn XLS II, LLC	United States
Rock-Tenn XLS, LLC	United States
WestRock - Graphics, Inc.	United States
WestRock - Solvay, LLC	United States
WestRock - Southern Container, LLC	United States
WestRock California, LLC	United States
WestRock Commercial, LLC	United States
WestRock Mill Company, LLC	United States
WestRock Packaging, Inc.	United States
AGI-Shorewood Group US, LLC	United States
MPS Allegan, Inc.	United States
MPS Chicago Holdings, Inc.	United States
MPS Chicago, Inc.	United States
MPS Dallas Cards, LLC	United States
MPS Greensboro, LLC	United States
MPS Holdco, Inc.	United States
MPS Holland, Inc.	United States
MPS HRL, LLC	United States
MPS Indianapolis, Inc.	United States
MPS Lansing, Inc.	United States

MPS Long Island Labels, Inc.	United States
MPS of Kentucky, LLC	United States
MPS Paper Tube & Can, LLC	United States
MPS Printery, Inc.	United States
MPS South Plainfield, LLC	United States
MPS/CSK US Inc.	United States
MPS/IH, LLC	United States
Multi Packaging Solutions Dallas, Inc.	United States
Multi Packaging Solutions San Angelo, Inc.	United States
Multi Packaging Solutions, Inc.	United States
The Mid Island Group USA LLC	United States
WestRock Colorado Cards, LLC	United States
Ashley River Investors, LLC	United States
CDLM Remaining Properties, LLC	United States
Magnolia/ARC L.P.	United States
Magnolia/ARC Lender, LLC	United States
Mead Foreign Holdings, LLC	United States
Mead SA, LLC	United States
MW Custom Papers, LLC	United States
MWV Community Development and Land Management, LLC	United States
MWV International Services, LLC	United States
MWV-Caton Creek, LLC	United States
MWV-Magnolia/Arc I, LLC	United States
MWV-Magnolia/Arc II, LLC	United States
MWV-Parks of Berkeley, LLC	United States
MWV-Sheep Island, LLC	United States
WestRock Coated Board, LLC	United States
WestRock Consumer Packaging Group, LLC	United States
WestRock Evadale Holding, LLC	United States
WestRock Foreign Holdings, LLC	United States
WestRock Land and Development Holdings, Inc.	United States
WestRock Land and Development, LLC	United States
WestRock MWV Services, Inc.	United States
WestRock Packaging Systems, LLC	United States
WestRock Virginia, LLC	United States
MeadWestvaco Timber Note Holding Company II, LLC	United States
MeadWestvaco Timber Note Holding LLC	United States
Victory Packaging Maquilla Dora LLC	United States
Victory Packaging, L.P.	United States
WestRock Evadale GP Holding, LLC	United States
WestRock Finco, LLC	United States
WestRock Partition Company	United States
WestRock Texas, L.P.	United States
WestRock Victory GP Holding, LLC	United States
MWV Latin American Holdings, LLC	United States

Gondi Holding LLC	United States
Super Eagle Acquisition, LLC	United States
WestRock Holding Company III	United States
WestRock Opportunity Zone Company	United States
WestRock Ozone Investment Company	United States
WestRock India Holding Company, LLC	United States
WestRock Company	United States
WestRock Company of Texas	United States
MPS Mustang Corp.	United States
WestRock Victory Holding, LLC	United States
WRKCo Inc.	United States
WestRock RKT, LLC	United States
WestRock MWV, LLC	United States
WestRock Converting, LLC	United States
WestRock Canada Holdings II, LLC	United States
WestRock CP, LLC	United States
WestRock Timber Note Holding Company III	United States
Westrock Finco Holdings, LLC	United States
WestRock Timber Note Holding Company IV, LLC	United States
Smurfit Kappa Holdings US Inc.	United States
Mundo Verde S.A.	Uruguay
Smurfit Uruguay S.A.	Uruguay
Agropecuaria Tacamajaca C.A.	Venezuela
Corporacion Venezolana de Papel C.A.	Venezuela
Corrugada Latina & Compania	Venezuela
Corrugadora Latina S.r.L.	Venezuela
Corrugadora Suramericana C.A.	Venezuela
Inversiones Isica C.A.	Venezuela
Reforestadora Uno Reforuno C.A.	Venezuela
Colombates C.A.	Venezuela
Reforestadora Dos Refordos, C.A	Venezuela
Carton de Venezuela S.A.	Venezuela
Westrock Vietnam Company Limited (a/k/a Công Ty Tnhh Westrock Việt Nam)	Viet Nam